Benefit Plans (Details) - Schedule of as this plan is not pre-funded, no contributions other than those necessary to cover benefit payment - Aria Energy LLC [Member] - Payments [Member] $ in Thousands	Dec. 31, 2020 USD ($)
Benefit Plans (Details) - Schedule of as this plan is not pre-funded, no contributions other than those necessary to cover benefit payment [Line Items]
2021	$ 193
2022	209
2023	165
2024	176
2025	168
2026 – 2030	$ 946